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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                TO CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 19, 2001
                                                         -----------------

                                 IDT Corporation
                                 ---------------
             (Exact name of registrant as specified in its charter)

         Delaware                     0-27898                 22-3415036
         --------                     -------                 ----------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
        of incorporation)                                  Identification No.)

 520 Broad Street, 7th Floor, Newark, New Jersey                 07102
------------------------------------------------                 -----
   (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (973) 438-1000
                                                           --------------


                                       n/a
                                       ---
         (Former name or former address, if changed since last report.)

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         The undersigned Registrant hereby amends Item 7 of its Current Report on Form 8-K, filed on January 3, 2002, to read in its entirety as follows:

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

                  (a)  Financial Statements of Businesses Acquired.

                  Filed herewith as Exhibit 99.1.

                  (b)  Pro Forma Financial Information.

                  Filed herewith as Exhibit 99.2.

                  (c)  Exhibits.

                  2.1* Asset Purchase Agreement, dated December 18, 2001, between IDT Winstar Acquisition, Inc., Winstar Communications, Inc. ("Winstar") and the subsidiaries of Winstar listed on Appendix 1 thereto.

                  23.1     Consent of Independent Auditors

                  99.1     Financial Statements of Business Acquired

                  99.2     Pro Forma Financial Information

                  * Previously filed.


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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            IDT CORPORATION


Dated:  August 28, 2002                     By:  /s/ Stephen R. Brown
                                                 ----------------------
                                                 Stephen R. Brown
                                                 Chief Financial Officer

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                                  EXHIBIT INDEX
                                  -------------

Exhibit Number    Description
--------------    -----------

2.1* Asset Purchase Agreement, dated December 18, 2001, between IDT Winstar Acquisition, Inc., Winstar Communications, Inc. ("Winstar") and the subsidiaries of Winstar listed on Appendix 1 thereto.

23.1              Consent of Independent Auditors

99.1              Financial Statements of Business Acquired

99.2              Pro Forma Financial Information

* Previously filed.